UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

(a)
We, Compliance Systems Corporation, entered into a Promissory Note Exchange Agreement (the “Ponzio Exchange Agreement”) with Henry A. Ponzio (“Ponzio”) on June 24, 2009 and simultaneously consummated the transactions contemplated by the Ponzio Exchange Agreement.  The transactions contemplated by, and consummated pursuant to, the Ponzio Exchange Agreement included:

•
the delivery and assignment to us of the Promissory Note of Call Compliance, Inc., one of our wholly-owned subsidiaries (“CCI”), dated April 27, 2006, in the principal amount of $150,000 and payable to Ponzio (the “Ponzio Original Note”);

•	our payment to Ponzio of $1,725 representing all accrued and unpaid interest under the Ponzio Original Note through June 24, 2009;
•	the issuance and delivery to Ponzio of our 18% Senior Subordinated Secured Promissory Note, dated June 24, 2009, in the principal amount of $150,000 and payable to Ponzio (the “Ponzio New Note”);
•
the grant by us to Ponzio of a senior subordinated security interest (the “Ponzio Security Interest”) in all of our assets securing our obligations under the Ponzio New Note, as evidenced and subject to the terms and conditions of a Security Agreement, dated June 24, 2009 (the “Ponzio Security Agreement”), between Ponzio and us;

•
the grant and issuance by us to Ponzio of 3 million class “A” common stock purchase warrants (each, a “Ponzio Class A Warrant”), each Ponzio Class A Warrant entitling its holder to purchase one share (each, a “Ponzio Class A Warrant Share”) of our common stock, par value $0.001 (“Common Stock”), at a purchase price of $0.05 per Ponzio Class A Warrant Share; and

•
the grant and issuance by us to Ponzio of 3 million class “B” common stock purchase warrants (each, a “Ponzio Class B Warrant”), each Ponzio Class B Warrant entitling its holder to purchase one share (each, a “Ponzio Class A B Warrant Share”) of Common Stock at a purchase price of $0.05 per Ponzio Class B Warrant Share.

The Ponzio Original Note is due on demand and bears interest at the rate of 18% per annum, payable monthly in arrears.

The Ponzio New Note has a stated maturity of January 1, 2011 and bears interest at the rate of 18% per annum (20%, in the case of a default under the Ponzio New Note), with interest payable monthly in arrears.

The Ponzio Security Interest is subordinated to the security interest (the “Agile Security Interest”) we previously granted to Agile Opportunity Fund LLC (Agile”) pursuant to a Security Agreement, dated as of May 6, 2006 (the “Agile Security Agreement”), between us and Agile and securing our obligations to Agile under two Amended and Restated Secured Convertible Debentures, dated as of May 6, and September 2, 2009 (collectively, the “Agile Restated Debentures”), we sold and issued to Agile in 2008, each in the principal amount of $300,000.  In addition, CCI previously granted to Nascap Corp. (“Nascap”) a security interest (the “Nascap Security Interest”) in certain of its assets (primarily consisting of revenues receivable from specified distributors of CCI’s products) pursuant to a Security Agreement, dated March 8, 2006 (the “Nascap Security Agreement”), between CCI and Nascap and securing CCI’s obligations to Nascap under CCI’s amended and restated promissory note, dated March 31, 2009 and in the principal amount of $150,000 (the “Nascap Note”).  We had guaranteed CCI’s obligations under the CCI Note pursuant to a Guaranty Agreement, dated September 30, 2006 (the “Nascap Guaranty Agreement”), between Nascap and us.

The Ponzio Class A Warrants and Ponzio Class B Warrants expire on June 23, 2014.  If any amount (principal or interest) is outstanding under the Ponzio New Note, the purchase price upon exercise of any of the Ponzio Class B Warrants must be paid by the reduction of such amounts outstanding under the Ponzio New Note.

A copy of the Ponzio Exchange Agreement has been made Exhibit No. 10.1 to this Current Report on Form 8-K; the Ponzio Original Note has been made Exhibit 10.2; the Ponzio New Note has been made Exhibit 10.3; the Ponzio Security Agreement has been made Exhibit 10.4; the warrant certificate evidencing the Ponzio Class A Warrants has been made Exhibit 10.5; the warrant certificate evidencing the Ponzio Class B Warrants has been made Exhibit 10.6; the Agile Security Agreement has been made Exhibit 10.7; the Agile Restated Debentures were have been made Exhibits 10.8 and 10.9; the Nascap Security Agreement has been made Exhibit 10.10; the Nascap Note has been made Exhibit 10.11; and the Nascap Guaranty Agreement has been made Exhibit 10.12.  The descriptions of the Ponzio Exchange Agreement, Ponzio Original Note, Ponzio New Note, Ponzio Security Agreement, Ponzio Class A Warrants, Ponzio Class B Warrants, Agile Security Interest, Agile Security Agreement, Agile Restated Debentures, Nascap Security Interest, Nascap Security Agreement, Nascap Note and Nascap Guaranty Agreement contained in this matter (a) are qualified in their entireties by the provisions contained in the Ponzio Exchange Agreement, Ponzio Original Note, Ponzio New Note, Ponzio Security Agreement, warrant certificate evidencing the Ponzio Class A Warrants, warrant certificate evidencing the Ponzio Class B Warrants, Agile Security Agreement, Agile Restated Debentures, Nascap Security Agreement, Nascap Note and Nascap Guaranty Agreement.  Readers of this Form 8-K are urged to read the Ponzio Exchange Agreement, Ponzio Original Note, Ponzio New Note, Ponzio Security Agreement, warrant certificate evidencing the Ponzio Class A Warrants, warrant certificate evidencing the Ponzio Class B Warrants,  Agile Security Agreement, Agile Restated Debentures, Nascap Security Agreement, Nascap Note and Nascap Guaranty Agreement, as well as all other exhibits to this Form 8-K, for a full understanding of the terms of the Ponzio Exchange Agreement, Ponzio Original Note, Ponzio New Note, Ponzio Security Agreement, Ponzio Class A Warrants, Ponzio Class B Warrants, Agile Security Interest, Agile Security Agreement, Agile Restated Debentures, Nascap Security Interest, Nascap Security Agreement, Nascap Note, Nascap Guaranty Agreement and the other matters disclosed in this Form 8-K.

(b)
We also entered into a Promissory Note Exchange Agreement (the “Ponzio Exchange Agreement”) with Barry M. Brookstein (“Brookstein”) on June 24, 2009 and simultaneously consummated the transactions contemplated by the Brookstein Exchange Agreement.  Brookstein, a director and principal stockholder of our company, is our Chief Financial Officer.  The transactions contemplated by, and consummated pursuant to, the Brookstein Exchange Agreement included:

•	the delivery and assignment to us of the Promissory Note of CCI, dated as of March 3, 2009, in the principal amount of $50,000 and payable to Brookstein (the “Brookstein Original Note”);
•	our payment to Brookstein of $575 representing all accrued and unpaid interest under the Brookstein Original Note through June 24, 2009;
•
the issuance and delivery to Brookstein of our 18% Senior Subordinated Secured Promissory Note, dated June 24, 2009, in the principal amount of $50,000 and payable to Brookstein (the “Brookstein New Note”);

•
the grant by us to Brookstein of a senior subordinated security interest (the “Brookstein Security Interest”) in all of our assets securing our obligations under the Brookstein New Note, as evidenced and subject to the terms and conditions of a Security Agreement, dated June 24, 2009 (the “Brookstein Security Agreement”), between Brookstein and us;

•
the grant and issuance by us to Brookstein of 1 million class “A” common stock purchase warrants (each, a “Brookstein Class A Warrant”), each Brookstein Class A Warrant entitling its holder to purchase one share (each, a “Brookstein Class A Warrant Share”) of Common Stock, at a purchase price of $0.05 per Brookstein Class A Warrant Share; and

•
the grant and issuance by us to Brookstein of 1 million class “B” common stock purchase warrants (each, a “Brookstein Class B Warrant”), each Brookstein Class B Warrant entitling its holder to purchase one share (each, a “Brookstein Class A B Warrant Share”) of Common Stock at a purchase price of $0.05 per Brookstein Class B Warrant Share.

The Brookstein Original Note is due on demand and bears interest at the rate of 18% per annum, payable monthly in arrears.

The Brookstein New Note has a stated maturity of January 1, 2011 and bears interest at the rate of 18% per annum (20%, in the case of a default under the Brookstein New Note), with interest payable monthly in arrears.

The Brookstein Security Interest is subordinated to:
•	the Agile Security Interest; and
•	the Ponzio Security Interest.
In addition, CCI previously granted to Nascap the Nascap Security Interest pursuant to the Nascap Security Agreement securing CCI’s obligations to Nascap under the Nascap Note.  We had guaranteed CCI’s obligations under the Nascap Note pursuant to the Nascap Guaranty Agreement.

The Brookstein Class A Warrants and Brookstein Class B Warrants expire on June 23, 2014.  If any amount (principal or interest) is outstanding under the Brookstein New Note, the purchase price upon exercise of any of the Brookstein Class B Warrants must be paid by the reduction of such amounts outstanding under the Brookstein New Note.

A copy of the Brookstein Exchange Agreement has been made Exhibit No. 10.13 to this Current Report on Form 8-K; the Brookstein Original Note has been made Exhibit 10.14; the Brookstein New Note has been made Exhibit 10.15; the Brookstein Security Agreement has been made Exhibit 10.16; the warrant certificate evidencing the Brookstein Class A Warrants has been made Exhibit 10.17; the warrant certificate evidencing the Brookstein Class B Warrants has been made Exhibit 10.18; the Agile Security Agreement has been made Exhibit 10.7; the Agile Restated Debentures were have been made Exhibits 10.8 and 10.9; the Nascap Security Agreement has been made Exhibit 10.10; the Nascap Note has been made Exhibit 10.11; the Nascap Guaranty Agreement has been made Exhibit 10.12; the Ponzio New Note has been made Exhibit 10.3; and the Ponzio Security Agreement has been made Exhibit 10.4.  The descriptions of the Brookstein Exchange Agreement, Brookstein Original Note, Brookstein New Note, Brookstein Security Agreement, Brookstein Class A Warrants, Brookstein Class B Warrants, Agile Security Interest, Agile Security Agreement, Agile Restated Debentures, Nascap Security Agreement, Nascap Note, Nascap Guaranty Agreement and Nascap Security Agreement contained in this matter (b) are qualified in their entireties by the provisions contained in the Brookstein Exchange Agreement, Brookstein Original Note, Brookstein New Note, Brookstein Security Agreement, warrant certificate evidencing the Brookstein Class A Warrants, warrant certificate evidencing the Brookstein Class B Warrants, Agile Security Agreement, Agile Restated Debentures, Nascap Security Agreement, Nascap Note, Nascap Guaranty Agreement, Ponzio New Note, Ponzio Security Interest and Ponzio Security Agreement.  Readers of this Form 8-K are urged to read the Brookstein Exchange Agreement, Brookstein Original Note, Brookstein New Note, Brookstein Security Agreement, warrant certificate evidencing the Brookstein Class A Warrants, warrant certificate evidencing the Brookstein Class B Warrants, Agile Security Agreement, Agile Restated Debentures, Nascap Security Agreement, Nascap Note, Nascap Guaranty Agreement, Ponzio New Note and Ponzio Security Agreement, as well as all other exhibits to this Form 8-K, for a full understanding of the terms of the Brookstein Exchange Agreement, Brookstein Original Note, Brookstein New Note, Brookstein Security Agreement, Brookstein Class A Warrants, Brookstein Class B Warrants, Agile Security Interest, Agile Security Agreement, Agile Restated Debentures, Nascap Security Interest, Nascap Security Agreement, Nascap Note, Nascap Guaranty Agreement, Ponzio Note, Ponzio Security Interest, Ponzio Security Agreement and the other matters disclosed in this Form 8-K.

(c)
We have been deferring all or a portion of the salaries of our president and chief executive officer, Dean Garfinkel, our chief financial officer, Barry Brookstein, and our controller, Cecilia Carfora, since January 1, 2009.  Messrs. Garfinkel and Brookstein may be deemed two of our principal shareholders.  The amount of deferred salaries total approximately $170,000 as of June 30, 2009.  As consideration for such deferrals, we have agreed to grant warrants (each, a “Deferred Salary Warrant”) to purchase shares of Common Stock to the persons who have agreed to such salary deferrals.  The Deferred Salary Warrants will have terms substantially identical to the terms of the Ponzio Class A Warrants and Brookstein Class A Warrants.  We shall issue the Deferred Salary Warrants quarterly, as of the last day of each of our fiscal quarters, commencing June 30, 2009.  The formula for determining the number of Deferred Salary Warrants to be issued as of the end of each fiscal quarter is 40 Deferred Salary Warrants for every $1 of salary deferred during such quarter and unpaid as of the end of such fiscal quarter; provided, however, that, with respect to the grants to be made on June 30, 2009, the number of Deferred Salary Warrants to be issued shall be determined by the reference to the aggregate unpaid deferred salary as of such date.

(d)
We have failed to pay dividends on the 1.25 million outstanding shares of our Series B Senior Subordinated Convertible Voting Preferred Stock (the “Series B Preferred Stock”) that were payable on January 31, February 28, March 31, April 30, May 31, and June 30, 2009.  All of the outstanding shares of the Series B Preferred Stock are held by our chief financial officer, Barry Brookstein, and an entity controlled by Mr. Brookstein.  Mr. Brookstein may be deemed one of our principal shareholders.  Dividends on the Series B Preferred Stock may only be paid out of funds legally available for such purpose.  Under Nevada law, generally, a corporation’s distribution to stockholders may only be made if, after giving effect to such distribution, (i) the corporation would be able to pay its debts as they become due in the usual course of action and (ii) the corporation’s total assets equal or exceed the sum of the corporation’s liabilities plus the amount that would be needed, if the corporation was to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  Our financial condition is such that neither of such requirements could have been met at any of the dividend payment dates commencing with the dividend due on January 31, 2009.  In accordance with the designation of the Series B Preferred Stock and applicable law, we have accrued monthly dividends payable on shares of Series B Preferred Stock until such time as the monthly dividends can lawfully be paid.  The amount of dividends not paid on the Series B Preferred Stock totals $75,000 as of June 30, 2009.  To compensate the holders of the outstanding Series B Preferred Stock, we have agreed to grant warrants (each, a “Dividend Accrual Warrant”) to purchase shares of Common Stock to such holders.  The Dividend Accrual Warrants will have terms substantially identical to the terms of the Ponzio Class A Warrants and Brookstein Class A Warrants.  We shall issue the Dividend Accrual Warrants quarterly, as of the last day of each of our fiscal quarters, commencing June 30, 2009.  The formula for determining the number of Dividend Accrual Warrants to be issued as of the end of each fiscal quarter is 40 Dividend Accrual Warrants for every $1 of dividends accrued during such quarter and unpaid as of the end of such fiscal quarter; provided, however, that, with respect to the grants to be made on June 30, 2009, the number of Dividend Accrual Warrants to be issued shall be determined by the reference to the aggregate unpaid dividends as of such date.

Item 9.01	Financial Statements and Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Promissory Note Exchange Agreement, dated June 24, 2009, between Compliance Systems Corporation and Henry A. Ponzio.
10.2
Promissory Note of Call Compliance, Inc., dated April 27, 2006, in the principal amount of $150,000 and payable to Henry A. Ponzio.  [Incorporated by reference to Exhibit 10.34 of the registrant’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on May 12, 2006.]

10.3	Promissory Note of Compliance Systems Corporation, dated June 24, 2009, in the principal amount of $150,000 and payable to Henry A. Ponzio.
10.4	Security Agreement, dated June 24, 2009, between Compliance Systems Corporation and Henry A. Ponzio.
10.5	Warrant Certificate, dated June 24, 2009, evidencing 3 million class “A” common stock purchase warrants registered in the name of Henry A. Ponzio.
10.6	Warrant Certificate, dated June 24, 2009, evidencing 3 million class “B” common stock purchase warrants registered in the name of Henry A. Ponzio.
10.7
Security Agreement, dated as of May 6, 2008, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.3 of the registrant’s Current Report on Form 8-K (Date of Report: May 6, 2008), filed with the Securities and Exchange Commission on May 12, 2008].

10.8
Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated as of May 6, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.6 of the registrant’s Current Report on Form 8-K (Date of Report: January 26, 2009), filed with the Securities and Exchange Commission on April 14, 2009].

10.9
Secured Convertible Debenture of Compliance Systems Corporation, dated as of September 2, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.7 of the registrant’s Current Report on Form 8-K (Date of Report: January 26, 2009), filed with the Securities and Exchange Commission on April 14, 2009].

10.10
Security Agreement, dated March 8, 2006, between Call Compliance, Inc. and Nascap Corp.  [Incorporated by reference to Exhibit 10.62 to Amendment Number 2 to the registrant’s Registration Statement on Form SB-2/A, filed with the Securities and Exchange Commission on November 2, 2006.]

10.11
Amended and Restated Promissory Note of Call Compliance, Inc., dated March 31, 2009, in the principal amount of up to $750,000 and payable to Nascap Corp.  [Incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K (Date of Report: January 26, 2009) of Compliance Systems Corporation, filed with the SEC on April 14, 2009.]

10.12
Guaranty Agreement, dated September 30, 2006, by Compliance Systems Corporation in favor of Nascap Corp.  [Incorporated by reference to Exhibit 10.63 to Amendment Number 2 to the registrant’s Registration Statement on Form SB-2/A, filed with the SEC on November 2, 2006.]

10.13	Promissory Note Exchange Agreement, dated June 24, 2009, between Compliance Systems Corporation and Barry M. Brookstein.
10.14
Promissory Note of Call Compliance, Inc., dated as of March 3, 2009, in the principal amount of $50,000 and payable to Barry M. Brookstein.  [Incorporated by reference to Exhibit 10.16 of the registrant’s Current Report on Form 8-K (Date of Report: January 27, 2009), filed with the Securities and Exchange Commission on April 14, 2009.]

10.15	Promissory Note of Compliance Systems Corporation, dated June 24, 2009, in the principal amount of $50,000 and payable to Barry M. Brookstein.
10.16	Security Agreement, dated June 24, 2009, between Compliance Systems Corporation and Barry M. Brookstein.
10.17	Warrant Certificate, dated June 24, 2009, evidencing 1 million class “A” common stock purchase warrants registered in the name of Barry M. Brookstein.
10.18	Warrant Certificate, dated June 24, 2009, evidencing 1 million class “B” common stock purchase warrants registered in the name of Barry M. Brookstein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2009	Compliance Systems Corporation

	By:	/s/ Dean Garfinkel
Dean R. Garfinkel, President